This is filed pursuant to Rule 497(e).
File Nos.  33-37848 and 811-06028.

(LOGO)
                                ALLIANCE NEW EUROPE FUND, INC.
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c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
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               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 1999
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    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus for the Alliance New Europe Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone numbers shown above.

                        Table Of Contents

                                                             Page

Description of the Fund.....................................
Management of the Fund......................................
Expenses of the Fund........................................
Purchase of Shares..........................................
Redemption and Repurchase of Shares.........................
Shareholder Services........................................
Net Asset Value.............................................
Dividends, Distributions and Taxes..........................
Portfolio Transactions......................................
General Information.........................................
Financial Statements and Report of Independent Auditors.....
Appendix A: Special Risk Considerations..................... A-1
Appendix B: Currency Hedging Techniques..................... B-1
Appendix C: Additional Information About The
  United Kingdom............................................ C-1
Appendix D: Certain Employee Benefit Plans.................. D-1

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(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

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                     DESCRIPTION OF THE FUND
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Introduction to the Fund

         Alliance New Europe Fund, Inc. (the "Fund") is a diversified, open-end management investment company commonly known as a "mutual fund." Until February 8, 1991, the Fund operated as a closed-end investment company, and its shares (which then comprised a single class) were listed and traded on the New York Stock Exchange until February 1, 1991. The investment objective and policies of the Fund are set forth below. The Fund's investment objective is a "fundamental policy" within the meaning of the Investment Company Act of 1940, as (the "1940 Act"), and, therefore, may not be changed by the Directors without a shareholder vote. Except as provided below, the Fund's investment policies are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval; however, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in the equity securities of European companies. The Fund defines European companies to be companies (a) that are organized under the laws of a European country and have a principal office in a European country or
(b) that derive 50% or more of their total revenues from business in Europe or (c) the equity securities of which are traded principally on a stock exchange in Europe. Under normal market conditions the Fund expects to invest substantially all of its assets in the equity securities of companies based in Europe. When Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser") believes that such investments provide the opportunity for capital appreciation, however, up to 35% of the Fund's total assets may be invested in U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations which are rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or, if not so rated, of equivalent investment quality as determined by the Fund's Adviser.

         Unless otherwise indicated, Europe consists of the Republic of Austria, the Kingdom of Belgium, the Kingdom of Denmark, Germany, the Republic of Finland, the Republic of France, the Hellenic Republic ("Greece"), the Republic of Iceland, the Republic of Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Kingdom of Norway, the Republic of Portugal, the Kingdom of Spain, the Kingdom of Sweden, the Swiss Confederation ("Switzerland"), the Republic of Turkey and the United Kingdom of Great Britain and Northern Ireland (together, "Western Europe"), plus the People's Republic of Bulgaria, the Czech Republic and Slovakia, the Republic of Hungary, the Republic of Poland, Romania and the states formed from the break-up of the former Socialist Federal Republic of Yugoslavia (together, "Eastern Europe"). Additional countries on the continent of Europe may be considered part of the Fund's definition of Europe and appropriate spheres of investment by the Fund as the securities markets of those countries develop. The Fund's definition of European companies may include companies that have characteristics and business relationships common to companies in other regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other regions, as well as to Europe. The Fund believes, however, that investment in such companies will be appropriate in light of the Fund's investment objective, because the Adviser, will select among such companies only those which in its view, have sufficiently strong exposure to economic and market forces in Europe such that their value will reflect European developments to a greater extent than developments in other regions. For example, the Adviser may invest in companies organized and located in the United States or other countries outside of Europe, including companies having their entire production facilities outside of Europe, when such companies meet one or more elements of the Fund's definition of European companies so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in Europe.

         On January 1, 1999, 11 of the 15 member countries of the European Union introduced the "euro" as a common currency.
During a three-year transitional period, the euro will coexist with each participating country's currency. Beginning July 1, 2002, the euro is anticipated to become the sole currency of the participating countries.

         The Adviser believes that the quickening pace of economic integration and political change in Europe, reflected in such developments as the reduction of barriers to free trade within the European Community, creates the potential for many European companies to experience rapid growth. The emergence of market economies in certain European countries as well as the broadening and strengthening of such economies in other European countries may significantly contribute to the potential for accelerated economic development. Companies engaged in business in European countries with relatively mature capital markets may also benefit from local or international trends encouraging the development of capital markets and diminishing governmental intervention in economic affairs. Furthermore, new technologies, innovative products and favorable regulatory developments may support earnings growth. The Fund will invest in companies which, in the opinion of the Adviser, possess such rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also seek investment opportunities among larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services. The Adviser's subsidiaries maintain offices in London, Luxembourg and Istanbul, and investment professionals from those offices conduct frequent visits and interviews with management of European companies. The Adviser's local expertise in Europe facilitates its investment approach of buying stocks based on its on-site research of European companies as contrasted to a strategy of selecting countries with favorable outlooks and then selecting stocks of companies located in those countries.

         The Fund will emphasize investment in European companies believed by the Adviser to be the likely beneficiaries of the efforts of the European Union (the "EU") to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. The EU is a European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom. In this regard, the Adviser will give consideration to the existence and extent of economic barriers in various industrial and corporate sectors and the likelihood and potential timing of the elimination of such barriers pursuant to the EU's Program. The Adviser believes that the beneficial effects of the EU's Program upon economies, sectors and companies may be most pronounced in the coming decade.

         The Fund's investment objective and policies reflect the Adviser's opinion that attractive investment opportunities will result from an evolving long-term European trend favoring the development and emergence of U.S./U.K.-style capital markets. The Adviser believes that such opportunities are available in a number of European countries, including Austria, Belgium, Denmark, Finland, Greece, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden and Turkey, which appear to be in the process of broadening and strengthening their capital markets, and which may as a result experience relatively high rates of economic growth during the next decade.

         Other European countries, although having relatively mature capital markets, may also be in a position to benefit from local or international trends encouraging the development of capital markets and diminishing governmental intervention in economic affairs. Several European governments have deregulated significant sectors of their national economies to enable them to compete more effectively both within and outside Europe. Specific examples include, to differing degrees and in particular countries, the lifting of price controls, exchange controls and restrictions on foreign investment, and the deregulation of financial services. In addition, a number of European countries have in recent years employed tax policy, in the form of both reduced tax burdens on corporations and investors and tax incentives for business, to stimulate private investment and economic growth.

         Certain European governments including, among others, the governments of Austria, Germany, Greece, Portugal and Spain, have, to varying degrees, embarked on "privatization" programs contemplating the sale of all or part of their interests in state-owned enterprises. The Adviser believes that privatization's may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in them in appropriate circumstances. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatization's may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments will continue to divest currently government-owned or controlled companies or that privatization proposals will be successful.

         In recent years, there has been a trend toward the strengthening of economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries, notably Germany and, on a smaller scale, Austria. The Adviser believes that as such trend continues, developing market economies within former "east bloc" countries will provide some Western European financial institutions and other companies with special opportunities in facilitating East-West transactions. The Fund will seek investment opportunities among such companies.

         The Fund will actively seek investment opportunities within the former "east bloc" countries of Eastern Europe. However, the Fund will not invest more than 20% of its total assets in the equity and fixed income securities of issuers based in the former "east bloc" countries, nor more than 10% of its total assets in the securities of issuers based in any one such country. The Adviser believes that, at the present time, there are very few investments suitable for the Fund's portfolio available in the former "east bloc" countries. While the Adviser expects that additional such investments will become available in the future, there can be no assurance that this will be the case. Most Eastern European countries are currently implementing reforms directed at political and economic liberalization, including efforts to move toward more market-oriented economies and to foster multi-party political systems. For example, Hungary, Poland and, more recently, the Czech Republic and Slovakia have adopted reforms to stimulate their economies and encourage foreign investment. Specifically, laws have been enacted in Hungary and Poland and the Czech Republic and Slovakia to allow private individuals to own and operate businesses and to protect the property rights of investors. Such laws seek to assure foreign investors of the right to own interests in and, under certain circumstances, control local companies and to repatriate capital and profits and, in certain cases, grant favorable tax treatment to companies with foreign participation.

         As a result of these and other measures, the Adviser expects that foreign direct investment in Eastern Europe may increase. In addition, the International Bank for Reconstruction and Development (the "World Bank"), the International Monetary Fund and various national governments are providing financing to governments of Eastern European countries. Financing for certain companies and private sector projects based in Eastern Europe is being provided by the International Finance Corporation, a subsidiary of the World Bank. The European Community has entered into association agreements with Hungary, Poland and the Czech Republic and Slovakia providing for enhanced trade and cooperation between the European Community and those countries and the European Community has provided technical and financial assistance to Hungary, Poland and the Czech Republic and Slovakia. Further, the United States has granted Hungary, Poland and the Czech Republic and Slovakia "most favored nation" status with respect to trade matters.

         There can be no assurance that the reforms initiated by the former "east bloc" countries of Eastern Europe will continue or, if continued, will achieve their goals. As influence of the former Union of Soviet Socialist Republics over those countries has subsided, several of them have experienced political and economic instability due to conflicts among regional and ethnic factions. To the extent such instability continues, it may reduce the range of suitable investment opportunities for the Fund in these countries.

         In addition to the trends and developments described above, the Adviser has also identified certain other factors that it believes may generate attractive investment opportunities in Europe. These factors include increased direct investment in Europe by U.S. and Japanese companies, the development of new stock markets in certain European countries, increased merger and acquisition activity, an increase in capital spending on transportation and communications and a trend toward the transfer of production facilities from countries having higher production costs to European countries having lower production costs. Furthermore, the Adviser believes that many European countries are emerging from recession and that, historically, equities have performed well during post-recessionary periods due to low interest rates, rising consumer consumption, rising currency exchange rates and local investment in infrastructure.

         The Adviser will adjust the Fund's exposure to each European economy based on its perception of the most favorable markets and issuers. The Fund intends to spread investment risk among the capital markets of a number of European countries and, under normal circumstances, will invest in the equity securities of companies based in at least three such countries. The percentage of the Fund's assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the appreciation potential of such securities and the strength of that currency. Subject to the foregoing, and apart from the 10% limitation on investment in any one Eastern European country, there is no limit on the amount of the Fund's assets that may be invested in securities of issuers located in a single European country. While the Fund has no present intention of concentrating its investments in a single European country, at times a substantial amount (i.e., 25% or more) of the Fund's assets may be invested in issuers located in a single country. In such event, the Fund's portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. The Fund may invest in a small number of leading or actively traded companies in a country's capital markets in the expectation that the investment performance of such securities will substantially represent the investment performance of the country's capital markets as a whole.

         Investors should understand and consider carefully the substantial risks involved in investing in the equity securities of companies based in Europe, some of which are referred to in Appendix A hereto, and which are in addition to the usual risks inherent in domestic investments. See Appendix A, "Special Risk Considerations" and Appendix C, "United Kingdom."

         The Fund may invest up to 10% of its total assets in securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. There is no law in many of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended (the "Securities Act"), requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

         The Fund has the ability to invest up to 20% of its total assets in warrants to purchase equity securities issued by European companies to the extent consistent with the Fund's investment objective; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. The warrants in which the Fund may invest are a type of security, usually issued together with another equity or debt security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and, thus, may be bought or sold separately from the issued security. Warrants are a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants issued by European companies generally are freely transferable and are generally traded on one or more of the major European stock exchanges. The Fund anticipates that the warrants in which it will invest will have exercise periods of approximately two to ten years. The Fund may also invest in rights which are similar to warrants except that they have a substantially shorter duration.

         In addition to purchasing corporate securities of European issuers in European markets, the Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs) or other securities convertible into securities of companies based in European countries. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

         The Fund will also be authorized to invest in debt securities of supranational entities denominated in the currency of any European country, including the euro. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers. An example of a semi-governmental issuer is the City of Stockholm.

         For temporary defensive purposes, the Fund may vary from its investment policy during periods in which conditions in European securities markets or other economic or political conditions in Europe warrant. The Fund may reduce its position in equity securities and increase its position in debt securities, which may include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"), rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc. or if not so rated, of equivalent investment quality as determined by the Adviser, short-term indebtedness or cash equivalents denominated in either foreign currencies or U.S. dollars. The Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money market instruments including: (i) U.S. Government Securities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (iii) commercial paper of prime quality rated A-1 or better by Standard & Poor's Ratings Services ("S&P") or Prime 1 or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's.

Derivative Investment Products

         The Fund may use various derivative investment products to reduce certain risks to the Fund of exposure to local market and currency movements. These products include forward foreign currency exchange contracts, futures contracts, including stock index futures, and options thereon, put and call options and combinations thereof. The Adviser will use such products as market conditions warrant. The Fund's ability to use these products may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these products would succeed in reducing the risk to the Fund of exposure to local market and currency movements. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

         Currency Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against currency risks. These strategies include use of currency options and futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the currency exchange rates occur.

         Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of futures transactions. Tax requirements may limit the Fund's ability to engage in hedging transactions. See Appendix B hereto for a further discussion of the use, risks and costs of the hedging instruments the Fund may utilize.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward contracts and, therefore, the Adviser believes that the Fund will not be subject to the risks frequently associated with the speculative use of such transactions. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. To the extent required by applicable law, if the Fund enters into a position hedging transaction, its custodian bank will place liquid assets in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the assets placed in the separate account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

         Options On Foreign Currencies. The Fund may write, sell and purchase put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         Options. The Fund may write, sell and purchase put and call options listed on one or more U.S. or foreign securities exchanges, including options on market indices. A call option gives the purchaser of the option, for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price.

         Writing, purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. When puts written by the Fund are exercised, the Fund will be obligated to purchase stocks above their then current market price. The Fund will not write a put option unless at all times during the option period the Fund has
(a) sold short the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or
(b) purchased an offsetting put on the same securities. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below their then current market price. The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Financial Futures Contracts, Including Stock Index Futures, and Options on Futures Contracts. The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A sale of a futures contract entails the acquisition of a contractual obligation to deliver the foreign currency or other commodity called for by the contract at a specified price on a specified date. A purchase of a futures contract entails the incurring of a contractual obligation to acquire the commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         With respect to futures contracts and options on futures contracts that are purchased for purposes other than for "bona fide hedging purposes" (as defined in Commodity Futures Trading Commission regulations promulgated under the Commodity Exchange
Act), the aggregate initial margin and premiums required to be paid by the Fund to establish such positions will not exceed on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the liquidation value of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

         General. The successful use of the foregoing derivative investment products draws upon the Adviser's special skills and substantial experience with respect to such products and depends on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not necessarily achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such products had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market did not exist with respect to an over-the-counter option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Other Investment Practices

         Lending Of Portfolio Securities. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of liquid assets. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned, or equivalent, securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in the segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it might incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         The use of forward commitments for the purchase or sale of fixed income securities enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Future Developments. The Fund may, following written notice thereof to its shareholders, take advantage of opportunities in the area of futures contracts and options on futures contracts which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities of the Fund's portfolio were replaced twice within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund.

Fundamental Investment Policies

         In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without shareholder approval. Briefly, these policies provide that the Fund may not:

              (1) purchase more than 10% of the outstanding voting securities of any one issuer;

              (2) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code, and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government Securities, but will apply to foreign government securities unless the Securities and Exchange Commission (the "Commission") permits their exclusion);

              (3) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

              (4) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general;

              (5) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies and (b) the lending of portfolio securities;

              (6) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts;

              (7) invest in companies for the purpose of exercising control;

              (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

              (9) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants; or

              (10) purchase or sell real estate, except that it may (a) purchase and sell securities of companies which deal in real estate or interests therein, (b) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts), (c) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs,
(d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions or
(e) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act.

State Undertakings

         In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the investment restrictions described in the Prospectus, that it will not
(i) purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies; (ii) invest in oil, gas or other mineral leases; (iii) purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate);
(iv) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase; (v) invest in the securities of any open-end investment company; (vi) it will prohibit the purchase or retention by the Fund of the securities of any issuer if the officers, directors or trustees of the Fund, its advisers or managers scoping beneficially more than one-half of one percent of the securities of each issuer together own beneficially more than five percent of such securities; (vii) it will prohibit the investment of any assets of the Fund in the securities of other investment companies except by purchase in the open-market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commissions, or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition;
(viii) it will limit its investments in illiquid securities together with restricted securities (excluding Rule 144A securities) to no more than 15% of the Fund's average net assets; and (ix) meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders.

____________________________________________________________

                     MANAGEMENT OF THE FUND
____________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $321 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.
Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.* Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned
____________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         The Advisory Agreement became effective on July 22, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the Act of any such party) at a meeting called for the purpose and held on September 12, 1991. At a meeting held on June 8, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement remains in effect for successive twelve-month periods (computed from each January 1) if approved annually (a) by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and
(b) by vote of the majority of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Most recently, continuance of the Advisory Agreement was approved for the period ending December 31, 1999 by the Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, at their Regular Meeting held on December 10, 1998.

         Under the Advisory Agreement, the Adviser furnishes investment advice and recommendations to the Fund and provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. Such officers, as well as certain Directors of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly management fee at an annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. For the fiscal years ended July 31, 1997, July 31, 1998 and July 31, 1999, the Adviser received from the Fund advisory fees of $1,497,867, $2,091,076 and $2,888,635, respectively.

         The Advisory Agreement is terminable at any time, without penalty, on 60 days' written notice to the Adviser by vote of a majority of the Fund's outstanding voting securities, or by vote of a majority of the Fund's Board of Directors, or by the Adviser with respect to the Fund, on 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment. The Advisory Agreement may not be amended except upon approval by the Directors and stockholders of the Fund as described in the preceding sentence. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations and duties thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser is, under the Advisory Agreement, responsible for any expenses incurred by the Fund in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing and mailing Fund prospectuses and other reports to shareholders and all expenses and fees related to proxy solicitations and registrations and filings with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Adviser a total of $125,000 in respect of such services during the fiscal year of the Fund ended in 1999.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance

Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

         The Adviser may from time to time retain particular European banks or other financial institutions for research and consulting services with respect to general economic and monetary conditions in Europe and, in particular, with respect to a number of the smaller, developing securities markets in which the Fund will seek investment opportunities. For such services, the Adviser will from its own funds pay each consultant a fee to be arranged by the Adviser and each consultant. The consultants will have no responsibility for the Fund's investments.

         Under the terms of the Advisory Agreement, the Fund will discontinue the use of the term "Alliance" in the Fund's name or the use of any marks or symbols owned by the Adviser if the Adviser ceases to act as the Fund's investment adviser or if the Adviser so requests.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified the address of each such persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         John D. Carifa,** 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         David H. Dievler, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         John H. Dobkin, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         W.H. Henderson, 72, joined the Royal Dutch/Shell Group in 1948 and served in Singapore, Japan, South Africa, Hong Kong and London. The greater part of his service was in Japan and between 1969 and 1972 he was Managing Director and Chief Executive Officer of the Shell Company of Hong Kong Limited.
Mr. Henderson retired from the Royal Dutch/Shell Group in 1974 in order to establish his own oil and gas consultancy business.
Mr. Henderson is currently a Director of a number of investment companies. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset, DT9 4NY, England.

         Stig Host, 73, is Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated with since prior to 1994. He is also Chairman and Director of Kriti Exploration Corporation (oil and gas exploration and production); Managing Director of Kriti Oil and Minerals, N.V.; Chairman of Kriti Properties and Development Corporation (real estate); Chairman of International Marine Sales, Inc. (marine fuels); a Director of Florida Fuels, Inc. (marine fuels); and President of Alexander Host Foundation. He is a Trustee of the Winthrop Focus Funds. His address is 103 Oneida Drive, Greenwich, Connecticut 06530.

         Alan Stoga, 48, has been President of Zemi Investments, L.P., since 1995, President of Zemi Communications, L.L.C. and its predecessor company since 1996, and a Managing Director of Kissinger Associates, Inc. until 1995. He has continued as a
____________________

**     An "interested person" of the Fund as defined in the 1940
       Act.

member of the Board of Directors of Kissinger Associates. His address is Kissinger Associates, Inc., 350 Park Avenue, New York,
New York  10022.

Officers

         John D. Carifa, Chairman and President, see biography above.

         Kathleen A. Corbet, 39, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         Thomas J. Bardong, 54, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         Stephen M. Beinhacker, 35, Vice President, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1994.

         Russell Brody, 32, Vice President, is a Vice President and Head Trader of the London desk of ACL, with which he has been associated since July 1997. Prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1994.

         Edmund P. Bergan, Jr., 49, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         Domenick Pugliese, 38, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Financial Holding Corporation since prior to 1994.

         Andrew L. Gangolf, 45, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         Emilie D. Wrapp, 43, Assistant Secretary, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         Mark D. Gersten, 49, Treasurer and Chief Financial
Officer, is a Senior Vice President of AFS and a Vice President of AFD, with which he has been associated since prior to 1994.

         Vincent S. Noto, 34, Controller, is a Vice President of
AFS, with which he has been associated since prior to 1994.

         While the Fund is a Maryland corporation, certain of its Directors and officers are residents of the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process on such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and the United Kingdom would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year, ended July 31, 1999, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Some of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                Total Number of Total Number
                                                Investment      of Investment
                                                Companies in    Portfolios
                                                the Alliance    Within the
                                 Total          Fund Complex,   Funds,
                                 Compensation   Including the   Including
                                 From the       Fund, as to     the Fund, as
                                 Alliance Fund  which the       to which the
                   Aggregate     Complex,       Director is a   Director is
                   Compensation  Including      Director or     a Director or
Name of Director   From the Fund the Fund       Trustee         Trustee
________________   _____________ _____________  ______________  _____________

John D. Carifa       $0            $0                50             116
David H. Dievler     $7,230        $216,288          44              86
John H. Dobkin       $8,332        $185,363          42              97
W.H. Henderson       $8,438        $ 26,950           4               4
Stig Host            $8,438        $ 26,950           4               4
Alan Stoga           $8,438        $ 26,450           4               4

         As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

____________________________________________________________

                      EXPENSES OF THE FUND
____________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended July 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $363,715 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $812,843. Of the $1,176,558 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $63,555 was spent on advertising, $33,526 on the printing and mailing of prospectuses for persons other than current shareholders, $544,879 for compensation to broker-dealers and other financial intermediaries (including, $163,897 to the Fund's Principal Underwriters), $185,644 for compensation to sales personnel, $348,954 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended July 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,378,489, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,152,872. Of the $2,531,361paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $34,665 was spent on advertising, $19,047 on the printing and mailing of prospectuses for persons other than current shareholders, $2,092,527 for compensation to broker-dealers and other financial intermediaries (including, $97,157 to the Fund's Principal Underwriters), $43,986 for compensation to sales personnel, $156,311 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $184,825 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended July 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $419,791, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $134,457. Of the $554,248 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C, shares $16,564 was spent on advertising, $7,642 on the printing and mailing of prospectuses for persons other than current shareholders, $417,296 for compensation to broker-dealers and other financial intermediaries (including, $43,605 to the Fund's Principal Underwriters), $20,253 for compensation to sales personnel, $70,639 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $21,854 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares and that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $5,530,135 (3.83% of the net assets of Class B) and $876,264 (1.91% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the

Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each January 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until December 31, 1999 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on December 10, 1998.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with Class B and Class C contingent deferred sales charges. For the fiscal year ended July 31, 1999, the Fund paid Alliance Fund Services, Inc. $548,237 for transfer agency services.

____________________________________________________________

                       PURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is not eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,

(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "-- Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares***

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix D for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.
____________________

*** Advisor Class shares are sold only to investors described above in this section under "--General."

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal year ended July 31, 1999,
July 31, 1998 and July 31, 1997, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $924,525, $843,047 and $210,208, respectively. Of that amount, the Principal Underwriter received the amounts of $139,781, $28,025 and $10,280, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1999, 1998 and 1997, the Principal Underwriter received contingent deferred sales charges of $2,784, $345 and $3,183, respectively, on Class A shares, $342,722, $87,486 and $109,336, respectively, on Class B shares, and $45,561, $7,877 and $9,181, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                   Discount Or
                                                   Commission
                                  As % of          To Dealers
                   As % of        the Public       Or Agents
Amount of          Net Amount     Offering         As % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
  $100,000            4.44%          4.25%             4.00%
$100,000 but
  less than
  $250,000            3.36           3.25              3.00
$250,000 but
  less than
  $500,000            2.30           2.25              2.00
$500,000 but
  less than
  $1,000,000*         1.78           1.75              1.50
____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial offering price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares". The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.

Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right Of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of the shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal

Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the repurchase or redemption transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates;

         (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

         (iii) the Adviser, the Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;

         (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for service in the nature of investment advisory or administrative services; and

         (vi) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
                of Dollar Amount Subject to Charge

                        Shares purchased    Shares purchased
                        before              on or after
Year Since Purchase     November 19, 1993   November 19, 1993

First                          5.5%               4.0%
Second                         4.5%               3.0%
Third                          3.5%               2.0%
Fourth                         2.5%               1.0%
Fifth                          1.5%               None
Sixth                          0.5%               None
Seventh and thereafter         None               None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and the Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser or financial intermediary in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his other spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including

Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements And Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchange are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities, and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern or European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
____________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         U.S. Federal Income Taxes. The Fund intends for each year to qualify for tax treatment as a "regulated investment company" under the Code. To the extent that the Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company and the satisfaction of certain distribution requirements contained in the Code relieves the Fund of federal income and excise taxes. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The following discussion relates solely to U.S. federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

         Under current federal tax law the amount of an income dividend or capital gains distribution declared by the Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and
(iii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

         The Fund intends to meet for each fiscal year, the requirements of the Code to "pass through" to its shareholder foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and
(ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation Of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

         Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, or forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position consists of an ordinary asset and at least one position consists of a capital asset. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

         Taxation of Foreign Stockholders. The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Fund's Board of Directors, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund intends to allocate portfolio transactions for execution by banks and brokers that offer best execution, taking into account such factors as size of order, difficulty of execution and skill required to execute, in the case of agency transactions, the commission, and in the case of principal transactions, the net price. Brokerage commission rates in certain countries in which the Fund may invest may be discounted for certain large domestic and foreign investors such as the Fund. Any number of banks and brokers may be used for execution of the Fund's portfolio transactions.

         Subject to best execution, orders may be placed with banks and brokers that supply research, market and statistical information to the Fund and the Adviser. The research may be used by the Adviser in advising other clients, and the Fund's negotiated commissions to brokers and banks supplying research may not represent the lowest obtainable commission rates.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and other such policies as the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Most transactions for the Fund's portfolio in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions.

On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally, include a stated underwriter's discount.

         The Adviser expects to effect the bulk of its transactions in securities of companies based in Europe through brokers, dealers or underwriters located in such countries. U.S. Government or corporate debt or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters. The Fund is permitted to place brokerage orders with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), a U.S. registered broker-dealer and an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended in 1999, 1998 and 1997, the Fund incurred brokerage commissions amounting in the aggregate to $1,243,655, $1,113,414 and $1,511,793, respectively.
During the fiscal years ended in 1999, 1998 and 1997, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $-0-, $947 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1999, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended in July 31, 1999, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended July 31, 1999, transactions in portfolio securities of the Fund aggregating $541,312,849 with associated brokerage commissions of approximately $1,221,506 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund was organized as a Maryland corporation in January 1990. The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable.

         The Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the State of Maryland. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any persons or persons as Directors.

         Procedures for calling a shareholder's meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         As of the close of business on October 8, 1999, there were 6,878,306 Class A, 8,182,001 Class B, 2,594,316 Class C and
256,734 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 8, 1999:

Name and Address                  Shares            % of Class

Class A

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (977H4)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                       398,943                 5.89%

Class B

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (977H1)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                     1,409,281                17.19%

Class C

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (97B78)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                       649,919                25.11%

Advisor Class

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Admin. (97LSO)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                        35,804                14.03%

Trust for Profit Sharing
Plan for Employees of Alliance
Capital Mgmt. L.P. Plans
Attn Jill Smith 32nd Fl
1345 Avenue of the Americas
New York, NY 10105-0302             137,677                53.95%

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Custodian

         The Bank of New York, 48 Wall Street, New York, New York, 10286, will act as the Fund's custodian for the assets of the Fund, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual

Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         From April 2, 1990 through February 11, 1991, the Fund operated as a closed-end investment company. On February 11, 1991, the Fund commenced operations as an open-end investment company and all outstanding shares of the Fund were reclassified as Class A shares.

         The Fund's average annual total return for the one-five- and ten-year periods ended July 31, 1998 (or since inception through that date, as noted) were as follows:

              12 months Ended    5 Years Ended    10 Years Ended
                  7/31/99           7/31/99           7/31/99

Class A            (2.87)%          16.56%           11.14*
Class B            (3.52)%          15.74%           12.38%*
Class C            (3.46)%          15.74%           15.99%*
Advisor Class      (2.54)%          18.69%*          N/A

*Inception Dates:  Class A - April 2, 1990
                   Class B - March 5, 1991
                   Class C - May 3, 1993
                   Advisor Class - October 2, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. ("Lipper") and Morningstar Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or may be placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "European Region Funds."

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
_______________________________________________________________

ALLIANCE NEW EUROPE FUND

ANNUAL REPORT
JULY 31, 1999

PORTFOLIO OF INVESTMENTS
JULY 31, 1999
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-95.1%
BELGIUM-1.7%
Delhaize "Le Lion", SA                           47,230     $  4,145,915
UCB, SA                                          30,000        1,281,437
                                                             ------------
                                                               5,427,352

FINLAND-6.3%
Merita Plc.                                     616,000        3,326,070
Nokia AB Oyj Corp.                              196,000       16,974,632
                                                             ------------
                                                              20,300,702

FRANCE-22.2%
Assurances Generales de France                   63,600        3,199,455
Banque Nationale de Paris                        73,000        6,009,978
Cap Gemini, SA                                   39,000        6,630,114
Castorama Dubois Investisse                      16,706        4,251,172
Compagnie de Saint-Gobain                        34,000        6,161,804
Compagnie Francaise d'Etudes et de
  Construction
Technip, SA                                      41,700        4,092,965
Groupe Danone                                    18,000        4,565,060
Rhone-Poulenc, SA                                50,000        2,443,124
Sanofi, SA                                      112,000        4,652,306
Schneider, SA                                    18,000        1,099,887
SEITA                                            92,165        5,306,535
Societe Generale                                 36,500        6,852,936
Suez Lyonnaise des Eaux                          12,000        2,117,018
Total Fina, SA Cl. B                             71,500        9,097,295
Valeo, SA                                        65,239        4,931,579
                                                             ------------
                                                              71,411,228

GERMANY-6.5%
DaimlerChrysler AG                               50,700        4,000,586
ERGO Versicherungs Gruppe AG                     18,750        2,155,108
Mannesmann AG                                    62,000        9,380,099
Schmalbach Lubeca AG                              5,530          774,561
Software AG (a)                                 137,700        4,696,603
                                                             ------------
                                                              21,006,957

GREECE-0.1%
Panafon Hellenic Telecom, SA (GDR) (a)            8,130          200,608

IRELAND-1.7%
CRH Plc.                                        275,100        5,522,425

ITALY-2.7%
ENI SpA (a)                                     837,500        5,095,143
Unicredito Italiano SpA                         814,000        3,455,208
                                                             ------------
                                                               8,550,351

NETHERLANDS-10.2%
Benckiser NV                                     37,063        2,328,133
Equant NV (a)                                    77,000        6,848,187
ING Groep NV                                    164,411        8,402,684
Koninklijke Ahold NV                            216,860        7,558,861
Thermo Eurotech NV (b)                          160,000          465,775
United Pan-Europe Communications NV (a)         109,000        7,074,153
                                                             ------------
                                                              32,677,793

SPAIN-6.8%
Endesa, SA                                      182,000        3,576,648
Repsol, SA                                      256,000        5,255,336
Tabacalera, SA Ser. A                           313,150        6,070,291
Telefonica, SA                                  389,202        6,233,704
Unidad Editorial, SA (b)                        249,966          534,528
                                                             ------------
                                                              21,670,507

SWEDEN-2.8%
AstraZeneca Group Plc.                          114,270        4,172,116
Electrolux AB Ser. B                            179,500        3,730,921
Securitas AB                                     66,000          977,569
                                                             ------------
                                                               8,880,606

SWITZERLAND-7.3%
ABB, Ltd.                                        11,500        1,114,132
Clariant AG                                       2,000          958,437
Novartis AG                                       4,140        5,968,516
Schweizerische Rueckversicherungs-
  Gesellschaft                                    2,270        4,345,225


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Swatch Group AG                                   8,000     $  1,315,842
UBS AG (a)                                       16,960        5,159,173
Zurich Allied AG                                  7,800        4,515,762
                                                             ------------
                                                              23,377,087

UNITED KINGDOM-26.8%
Amvescap Plc.                                   178,200        1,645,907
Bank of Scotland                                279,676        3,545,616
Beazer Group Plc.                               794,800        2,393,245
British Aerospace Plc.                          383,992        2,536,892
British Airways Plc.                            646,078        4,231,691
British Energy Plc.                             523,250        4,471,910
British Sky Broadcasting Group Plc.             174,000        1,655,131
CGU Plc.                                        134,000        1,869,546
Compass Group Plc.                              194,300        2,026,429
Diageo Plc.                                     331,394        3,359,406
EMAP Plc.                                       114,960        2,218,779
FKI Plc.                                        850,000        3,056,174
Imperial Tobacco Group Plc.                     185,600        1,884,477
Misys Plc.                                      351,728        3,100,218
Next Plc.                                       401,000        4,471,843
Norwich Union Plc. (a)                          337,100        2,206,574
Orange Plc. (a)                                 502,500        8,010,009
Provident Financial Plc. (a)                    250,475        3,575,903
Royal Bank of Scotland Group Plc.               247,412        5,196,854
Royal & Sun Alliance Insurance
  Group Plc.                                    354,677        2,933,342
Slough Estates Plc.                             370,000        2,186,193
Standard Chartered Plc.                         214,000        3,258,382
United News & Media Plc. (a)                    431,100        4,730,534
Vodafone Group Plc.                             432,085        9,202,132
Whitebread Plc.                                  98,999        1,383,628
Williams Plc.                                   147,100          829,164
                                                             ------------
                                                              85,979,979

Total Common Stocks
  (cost $282,182,998)                                          305,005,595

PREFERRED STOCKS-1.3%
GERMANY-1.3%
ProSieben Media AG                               42,000        1,809,729
Wella AG                                         85,462        2,467,153

Total Preferred Stocks
  (cost $4,790,236)                                            4,276,882

TOTAL INVESTMENTS-96.4%
  (cost $286,973,234)                                        309,282,477

Other assets less liabilities-3.6%                            11,639,030

NET ASSETS-100%                                             $320,921,507


(a)  Non-income producing security.

(b)  Restricted and illiquid securities, valued at fair value (see Notes A &F).

     Glossary:

     GDR - Global Depositary Receipt.

     See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $286,973,234)         $309,282,477
  Cash                                                               7,745,221
  Foreign cash, at value (cost $1,201,204)                           1,205,482
  Receivable for investment securities sold                          4,135,790
  Receivable for capital stock sold                                  1,328,743
  Dividends receivable                                               1,099,217
  Total assets                                                     324,796,930

LIABILITIES
  Payable for investment securities purchased                        2,388,374
  Payable for capital stock redeemed                                   740,529
  Advisory fee payable                                                 260,679
  Distribution fee payable                                             197,135
  Accrued expenses                                                     288,706
  Total liabilities                                                  3,875,423

NET ASSETS                                                        $320,921,507

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    179,705
  Additional paid-in capital                                       286,949,746
  Accumulated net investment loss                                      (14,839)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           11,506,807
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     22,300,088
                                                                  $320,921,507

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($125,728,696 / 6,768,991 shares of capital stock
    issued and outstanding)                                             $18.57
  Sales charge--4.25% of public offering price                            0.82
  Maximum offering price                                                $19.39

  CLASS B SHARES
  Net asset value and offering price per share
    ($144,569,733 / 8,311,235 shares of capital stock
    issued and outstanding)                                             $17.39

  CLASS C SHARES
  Net asset value and offering price per share
    ($45,845,425 / 2,633,181 shares of capital stock
    issued and outstanding)                                             $17.41

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($4,777,653 / 257,091 shares of capital stock
    issued and outstanding)                                             $18.58


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                               ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $935,876)                                  $6,048,008
  Interest                                           541,128      $  6,589,136

EXPENSES
  Advisory fee                                     2,888,635
  Distribution fee - Class A                         363,715
  Distribution fee - Class B                       1,378,489
  Distribution fee - Class C                         419,791
  Transfer agency                                    826,849
  Custodian                                          348,085
  Administrative                                     125,000
  Printing                                           108,006
  Audit and legal                                     97,141
  Registration                                        65,234
  Directors' fees                                     33,000
  Miscellaneous                                       83,672
  Total expenses                                   6,737,617
  Less: expenses offset arrangement
    (see Note B)                                     (50,506)
  Net expenses                                                       6,687,111
  Net investment loss                                                  (97,975)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                    12,761,652
  Net realized gain on foreign currency
    transactions                                                       646,571
  Net change in unrealized appreciation of:
    Investments                                                    (22,937,395)
    Foreign currency denominated assets
      and liabilities                                                  (55,292)
  Net loss on investments and foreign
    currency transactions                                           (9,584,464)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (9,682,439)


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                   YEAR ENDED        YEAR ENDED
                                                    JULY 31,           JULY 31,
                                                      1999               1998
                                                  ----------         ----------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $    (97,975)     $   (183,175)
  Net realized gain on investments and
    foreign currency transactions                 13,408,223        43,640,270
  Net change in unrealized appreciation
    of investments and foreign currency
  denominated assets and liabilities             (22,992,687)       11,117,869

  Net increase (decrease) in net assets
    from operations                               (9,682,439)       54,574,964

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Distributions in excess of net
    investment income
  Class A                                                 -0-         (163,447)
  Advisor Class                                           -0-          (18,527)
  Net realized gain on investments and
    foreign currency transactions
  Class A                                        (14,329,507)       (8,368,006)
  Class B                                        (17,661,905)       (7,564,196)
  Class C                                         (5,167,355)       (1,982,938)
  Advisor Class                                     (416,417)         (421,605)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    57,216,107       109,259,378
  Total increase                                   9,958,484       145,315,623

NET ASSETS
  Beginning of year                              310,963,023       165,647,400
  End of year                                   $320,921,507      $310,963,023


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with the procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


14


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $125,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $548,237 for the year ended July 31, 1999.

For the year ended July 31, 1999, the Fund's expenses were reduced by $50,506 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $139,781 from the sale of Class A shares and $2,784, $342,722 and $45,561 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1999.

Brokerage commissions paid on investment transactions for the year ended July 31, 1999, amounted to $1,243,655, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,530,135 and $876,264 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $285,750,148 and $255,562,701, respectively, for the year ended July 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $36,869,118 and gross unrealized depreciation of investments was $14,559,875, resulting in net unrealized appreciation of $22,309,243 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1999, the Fund had no outstanding forward foreign exchange currency contracts.


16


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           10,387,131    13,751,811    $193,992,568    $276,136,179
Shares issued in
  reinvestment of
  dividends and
  distributions          646,882       378,398      11,572,721       6,266,271
Shares converted from
  Class B                122,569        78,824       2,294,514       1,524,594
Shares redeemed      (10,373,809)  (12,445,170)   (195,377,111)   (249,970,416)
Net increase             782,773     1,763,863    $ 12,482,692    $ 33,956,628

CLASS B
Shares sold            4,397,501     5,344,638    $ 78,216,424    $104,681,961
Shares issued in
  reinvestment of
  distributions          764,041       400,667      12,858,820       6,334,550
Shares converted to
  Class A               (130,183)      (82,525)     (2,294,514)     (1,524,594)
Shares redeemed       (3,338,762)   (2,738,266)    (58,834,272)    (51,595,123)
Net increase           1,692,597     2,924,514    $ 29,946,458     $57,896,794

CLASS C
Shares sold            1,954,513     1,386,110    $ 34,745,461    $ 27,622,464
Shares issued in
  reinvestment of
  distributions          197,181       111,992       3,320,533       1,771,714
Shares redeemed       (1,425,607)     (536,318)    (25,336,023)    (10,257,012)
Net increase             726,087       961,784    $ 12,729,971    $ 19,137,166

ADVISOR CLASS
Shares sold              640,008       592,718    $ 12,009,548    $ 12,021,320
Shares issued in
  reinvestment of
  dividends and
  distributions           20,566        25,969         367,511         428,215
Shares redeemed         (547,753)     (696,715)    (10,320,073)    (14,180,745)
Net increase
  (decrease)             112,821       (78,028)     $2,056,986     $(1,731,210)


NOTE F: RESTRICTED SECURITIES
                                                      DATE
SECURITY                                            ACQUIRED       U.S. $ COST
--------                                            --------       -----------
Thermo Eurotech NV                                   3/19/91          $512,088
Unidad Editorial, SA Series A                       10/01/92           317,808


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at July 31, 1999 was $1,000,303, representing 0.3% of net assets.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1999.


NOTE H: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 27% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


18


FINANCIAL HIGHLIGHTS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $21.85       $18.61       $15.84       $15.11       $12.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .07(a)       .05(a)       .07(a)       .18          .04
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.79)        5.28         4.20         1.02         2.50
Net increase (decrease) in net asset value
  from operations                               (.72)        5.33         4.27         1.20         2.54

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.15)          -0-        (.09)
Distributions in excess of net
  investment income                               -0-        (.04)        (.03)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (2.56)       (2.05)       (1.32)        (.47)          -0-
Total dividends and distributions              (2.56)       (2.09)       (1.50)        (.47)        (.09)
Net asset value, end of year                  $18.57       $21.85       $18.61       $15.84       $15.11

TOTAL RETURN
Total investment return based on net
  asset value (b)                              (2.87)%      32.21%       28.78%        8.20%       20.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $125,729     $130,777      $78,578      $74,026      $86,112
Ratio of expenses to average net assets         1.80%(c)     1.85%(c)     2.05%(c)     2.14%        2.09%
Ratio of net investment income to
  average net assets                            0.39%         .25%         .40%        1.10%         .37%
Portfolio turnover rate                           89%          99%          89%          69%          74%



See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.76       $17.87       $15.31       $14.71       $12.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.06)(a)     (.08)(a)     (.04)(a)      .08         (.05)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.75)        5.02         4.02          .99         2.44
Net increase (decrease) in net asset
  value from operations                         (.81)        4.94         3.98         1.07         2.39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-          -0-        (.09)
Distributions in excess of net
  investment income                               -0-          -0-        (.10)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (2.56)       (2.05)       (1.32)        (.47)          -0-
Total dividends and distributions              (2.56)       (2.05)       (1.42)        (.47)        (.09)
Net asset value, end of year                  $17.39       $20.76       $17.87       $15.31       $14.71

TOTAL RETURN
Total investment return based on net
  asset value (b)                              (3.52)%      31.22%       27.76%        7.53%       19.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $144,570     $137,425      $66,032      $42,662      $34,527
Ratio of expenses to average net assets         2.50%(c)     2.56%(c)     2.75%(c)     2.86%        2.79%
Ratio of net investment income (loss)
  to average net assets                         (.34)%       (.40)%       (.23)%        .59%        (.33)%
Portfolio turnover rate                           89%          99%          89%          69%          74%


See footnote summary on page 22.


20

                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.77       $17.89       $15.33       $14.72       $12.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.05)(a)     (.08)(a)     (.04)(a)      .08         (.07)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.75)        5.01         4.02         1.00         2.46
Net increase (decrease) in net asset
  value from operations                         (.80)        4.93         3.98         1.08         2.39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-          -0-        (.09)
Distributions in excess of net
  investment income                               -0-          -0-        (.10)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (2.56)       (2.05)       (1.32)        (.47)          -0-
Total dividends and distributions              (2.56)       (2.05)       (1.42)        (.47)        (.09)
Net asset value, end of year                  $17.41       $20.77       $17.89       $15.33       $14.72

TOTAL RETURN
Total investment return based on net
  asset value (b)                              (3.46)%      31.13%       27.73%        7.59%       19.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $45,845      $39,618      $16,907      $10,141       $7,802
Ratio of expenses to average net assets         2.50%(c)     2.56%(c)     2.74%(c)     2.87%        2.78%
Ratio of net investment income (loss)
  to average net assets                         (.28)%       (.41)%       (.23)%        .58%        (.33)%
Portfolio turnover rate                           89%          99%          89%          69%          74%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       ADVISOR CLASS
                                            ------------------------------------
                                                                      OCTOBER 2,
                                                                       1996(D)
                                                YEAR ENDED JULY 31,      TO
                                                                       JULY 31,
                                                1999         1998        1997
                                           -----------  -----------  ----------
Net asset value, beginning of period        $21.79       $18.57       $16.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .13          .08          .11
Net realized and unrealized gain (loss)
  on investments
and foreign currency transactions             (.78)        5.28         3.76
Net increase (decease) in net asset
  value from operations                       (.65)        5.36         3.87

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            -0-          -0-        (.09)
Distribution in excess of net
  investment income                             -0-        (.09)        (.14)
Distributions from net realized gains
  on investments and foreign currency
  transactions                               (2.56)       (2.05)       (1.32)
Total dividends and distributions            (2.56)       (2.14)       (1.55)
Net asset value, end of period              $18.58       $21.79       $18.57

TOTAL RETURN
Total investment return based on net
  asset value (b)                            (2.54)%      32.55%       25.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $4,778       $3,143       $4,130
Ratio of expenses to average net assets (     1.51%        1.56%        1.71%(e)
Ratio of net investment income to
  average net assets                           .68%         .39%         .77%(e)
Portfolio turnover rate                         89%          99%          89%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                  YEAR ENDED JULY 31,
                                  -------------------
                          1999           1998           1997
                          ----           ----           ----
Class A                  1.78%          1.84%          2.04%
Class B                  2.49%          2.54%          2.74%
Class C                  2.49%          2.54%          2.73%
Advisor Class            1.50%          1.54%          1.71%

(d)  Commencement of distribution.

(e)  Annualized.


22


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE NEW EUROPE FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
September 8, 1999


TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $25,710,859 of the capital gain distributions paid by the Fund during the fiscal year July 31, 1999, were from long term capital gains.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 1999 is $935,876. The gross foreign source income for information reporting purposes is $6,796,725.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

_______________________________________________________________

                           APPENDIX A

                   Special Risk Considerations
_______________________________________________________________


         Investing in securities of European companies involves certain considerations set forth below not usually associated with investing in U.S. securities.

         Currency Risks. Because the Fund's assets will be invested in equity securities of European companies and fixed income securities denominated in foreign currencies and because the great majority of the Fund's revenues will be received in currencies other than the U.S. dollar, the U.S. dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Fund's income. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by the Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. The Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies.

         Investment In Securities Of Smaller Companies. Under normal circumstances, the Fund will invest a significant portion of its assets in the equity securities of companies whose total market capitalization is less than the average for Europe as a whole. Investment in smaller companies involves greater risk than is customarily associated with the securities of more established companies. The securities of small companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

         Market Characteristics. The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Investment And Repatriation Restrictions. Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

         In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain small capital markets. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies (including management and advisory fees). The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

         Role Of Banks In Capital Markets. In a number of European countries, commercial banks act as securities brokers and dealers, and as underwriters, investment fund managers and investment advisers. They also may hold equity participations, as well as controlling interests, in industrial, commercial or financial enterprises, including companies whose securities are publicly traded and listed on European stock exchanges. Investors should consider the potential conflicts of interest that result from the combination in a single firm of commercial banking and diversified securities activities.

         The Fund is prohibited under the 1940 Act, in the absence of an exemptive rule or other exemptive relief, from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities.

         Corporate Disclosure Standards. Issuers of securities in European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European countries than to investors in U.S. securities.

         Transaction Costs. Brokerage commissions and transaction costs for transaction both on and off the securities exchanges in many European countries are generally higher than in the United States.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Taxation" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Economic and Political Risks. The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product ("GDP") or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. Business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         Other Risks of Foreign Investments. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. The Fund intends to seek investment opportunities within the former "east bloc" countries in Eastern Europe. See "Investment Objective and Policies" in the Prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitations set forth below.

         Most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision making process and move towards a market economy. There can be no assurance that these reforms will continue or, if continued will achieve their goals.

         Investing in the securities of the former "east bloc" Eastern European issuers involves certain considerations not usually associated with investing in securities of issuers in more developed capital markets such as the United States, Japan or Western Europe, including (i) political and economic considerations, such as greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of markets for such securities and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interest; and (iv) the absence of developed legal structures governing foreign private investments and private property. Applicable accounting and financial reporting standards in Eastern Europe may be substantially different from U.S. accounting standards and, in certain Eastern European countries, no reporting standards currently exist. Consequently, substantially less information is available to investors in Eastern Europe, and the information that is available may not be conceptually comparable to, or prepared on the same basis as that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. However, in order to become attractive to Western international investors such as the Fund, some Eastern European companies may submit to reviews of their financial conditions conducted in accordance with accounting standards employed in Western European countries. The Adviser believes that such information, together with the application of other analytical techniques, can provide an adequate basis on which to assess the financial viability of such companies.

         The governments of certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and, as a result, the Fund would not be able to invest in these countries in the absence of exemptive relief from the Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

         Securities Not Readily Marketable. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 10% of its total assets in securities which are not readily marketable and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these investments, the Fund may not be able to realize their value upon sale.

         Non-Diversified Status. As a non-diversified investment company, the Fund's investments will involve greater risk than would be the case for a similar diversified investment company because the Fund is not limited by the 1940 Act, in the proportion of its assets that may be invested in the securities of a single issuer. The Fund's investment restrictions provide that the Fund may not invest more than 15% of its total assets in the securities of a single issuer and the Fund intends to comply with the diversification and other requirements of the Code applicable to regulated investment companies. The effect of these investment restrictions will be to require the Fund, when fully invested, to maintain investments in the securities of at least 14 different issuers. See "Dividends, Distributions and Taxes" in the Prospectus.

________________________________________________________________

                           APPENDIX B

            Futures Contracts and Options on Futures
                Contracts and Foreign Currencies
________________________________________________________________


Futures Contracts

         The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment is incorrect about the general direction of a stock market index for example, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a bear market in equities in a particular country in which would adversely affect the price of equities held in its portfolio and there is a bull market instead, the Fund will lose part or all of the benefit of the increased value of the equities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell equities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options On Futures Contracts

         The Fund intends to purchase and write options on futures contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of a general market decline.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options On Foreign Currencies

         The Fund may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for the same purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other appropriate liquid securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other appropriate liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

  APPENDIX C:  ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
_______________________________________________________________

         The information in this section is based on material obtained by the Fund from various United Kingdom government and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of The United Kingdom, its economy or the consequences of investing in United Kingdom securities.

         The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean.
Its population is approximately 59 million.

GOVERNMENT

         The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

         Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, de-regulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

         Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992.
By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party now holds 416 of the 659 seats in the House of Commons. The next general election is required by law to occur no later than May 2002.

ECONOMY

         The United Kingdom's economy is the fifth largest in the Organization for Economic Cooperation and Development, behind the United States, Japan, Germany and France. Its economy maintained an average annual growth rate of 3.0% in real growth domestic product ("GDP") terms from 1950 through 1973; from 1973 through 1981 growth slowed to an annual average of 0.7%; from 1982 through 1988 annual growth recovered to 3.6%; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 4.4% in 1994, 2.8% in 1995, 2.6% in 1996, and 3.5% in 1997 and 2.1% in 1998. In the first two quarters of 1999, the United Kingdom's real GDP growth rate was 0.6% and 1.2%, respectively, compared to the first and second quarters of 1998. The government has forecast a GDP growth rate of 1.0% to 1.5% for 1999.

         The United Kingdoms economy experienced a significant level of inflation in the 1980s and early 1990s. Since then, inflation has moderated, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments) from 1993 to 1998.
The inflation rate during 1999 is expected to fall below the governments target rate of 2.5%.

         The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 20.2% of GDP in 1998 compared with 36.5% in 1960. The long-term decline in manufacturing's share of GDP accelerated during the 1980-1981 recession. In those two years, manufacturing output and employment each fell by approximately 14%. The United Kingdom's traditional manufacturing industries of steel, shipbuilding and textiles have not remained competitive in the international marketplace. Since 1983, the United Kingdom has been a net importer of manufactured goods for the first time since the industrial revolution.

         As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

         Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Despite this development and the fact that between the fourth quarter of 1988 and the fourth quarter of 1993 more than 900,000 manufacturing jobs were lost, until 1995 the manufacturing sector remained the biggest single source of jobs. By 1995, however, the manufacturing sector, while still accounting for 8% of jobs, was no longer the biggest single source. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to 4.6% in December 1998.

         Foreign trade remains an important part of the United Kingdom's economy. In 1998, exports of goods represented 26.9% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. Machinery and transport equipment accounted for 44.7% of imports 1998 compared to 20.4% in 1975 and for 47.8% of exports 1998 compared to 42.3% in 1975. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 1998, the other members of the European Union accounted for 57.5% of all exports and 53.3% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 1998, the United Kingdoms largest trading partner with respect to imports and exports was the United States.

         Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which continued through 1996. The balance of payments moved into surplus in 1997 for the first time in over a decade. Although overall in 1998 the balance of payments was in surplus, it was in a deficit position during the first two quarters of 1998 and returned to a deficit in the first quarter of 1999.

         With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement (PSNCR), previously known as the public sector borrowing requirement ("PSBR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, show a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries permitted to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom has met the EMUs eligibility criteria, the government chose not to participate in the EMU when it was launched in January 1999. Further, the government announced that it would not take any action before a referendum is held after the next general election. In January 1999, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for possibly joining the EMU at a later date.

MONETARY AND BANKING SYSTEM

         The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

         The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that United Kingdom insurers handle approximately 20% of the general insurance business placed in the international market. Financial services currently form approximately 20% of the country's GDP.

         The currency unit of the United Kingdom is the Pound Sterling. In June 1972, the Pound was allowed to float against other currencies. The general trend since then has been a depreciation against most major currencies, including the U.S. Dollar, Japanese Yen, German Deutsche Mark ("DM"), French Franc and the European Currency Unit ("ECU"). On October 8, 1990, Pound Sterling became part of the Exchange Rate Mechanism ("ERM") of the European Monetary System at a central rate of L1:DM2.95. Membership in the ERM requires that each currency remain within a certain fluctuation range against other currencies. If this range is not maintained, the currency must be revalued. Initially, the Pound remained competitive within the DM range of
2.80 to 2.98, but the pressures exerted by ERM membership made it increasingly difficult for the United Kingdom to allow the Pound to remain in the ERM. While the government continued to defend the relative value of the Pound by raising interest rates, it became clear that the Pound was not competitive against the Deutsche Mark. On September 16, 1992, the Pound's membership in the ERM was suspended. The value of the Pound continued to fall rapidly after the exit from the ERM, reaching a low of DM2.335 at the end of February 1993. It has since recovered against the Deutsche Mark and other currencies. In addition to the United Kingdom's former membership in the ERM, the growing importance of trade with the European Union has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate. From 1988 through 1993, the Pound declined at an average annual rate of approximately 15% against the U.S. Dollar and approximately 20% against the Deutsche Mark. Since 1993, the exchange rate between the Pound and the U.S. Dollar has remained fairly constant, while the exchange rate between the Pound and the Deutsche Mark has risen significantly, by over 35% between January 1996 and July 1997. In 1996, the average annual exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.59 and DM2.41, respectively. In 1997, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.64 and DM2.84, respectively. In 1998, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.7066 and DM2.91, respectively.

         On January 1, 1999 eleven member countries of the European Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain) adopted the Euro as their common currency. In the transition period of January 1, 1999 to January 1, 2002, the national currencies of these eleven countries (e.g., the Deutsche Mark and the French Franc) will be subdivisions of the Euro. After

January 1, 2002, it is anticipated that the national currencies will no longer be valid, except to exchange old banknotes. The ECU, which was not a true currency in its own right, but rather a unit of account whose value was tied to its underlying constituent currencies, ceased to exist as of January 1, 1999, at which time all ECU obligations were converted into Euro obligations at a 1:1 conversion rate.

THE LONDON STOCK EXCHANGE

         The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. At the end of 1998, foreign equities constituted approximately 66% and United Kingdom equities constituted approximately 34% of the market value of all LSE listed and quoted equity securities. At the end of 1998, the LSE was the world's third largest stock exchange in terms of market value, the New York Stock Exchange being the largest and the Tokyo Stock Exchange being the second largest.

         The LSE developed as demand for capital increased with the advent of the industrial revolution. By 1965, regional exchanges had banded together to form the Federation of Stock Exchanges. In 1973, the Irish Stock Exchange based in Dublin and the London Stock Exchange merged, thereby creating a unified exchange. On December 8, 1995, pursuant to a European Union directive requiring its members to regulate stock exchanges in their own countries, the Dublin Stock Exchange separated from the LSE and became independent.

         The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 1998, 312 companies with an aggregate
market value of 4.4 billion Pounds were traded on AIM.   As of
December 31, 1998, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE.

         In 1979, the abolition of foreign exchange controls made it easier for United Kingdom savings institutions to invest money overseas in non-United Kingdom securities. As a result, the LSE's members were exposed for the first time to competition from overseas brokers. The international competition and government pressure led the LSE to institute major reforms. Deregulation of the LSE, culminating on October 27, 1986 in what is commonly referred to as "Big Bang", involved the introduction of negotiated commissions on securities transactions, the elimination of the system that had maintained a distinction between brokers and marketmakers, ownership of member firms by outside entities and the transfer of voting rights from individual members to member firms.

         The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

         Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

         On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

         On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still must address numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading. On May 4, 1999 the LSE and the Deutsche Borse, together with six other leading European stock exchanges, signed a Memorandum of Understanding to confirm their ongoing commitment to continue to work jointly towards establishing a pan-European equity market.

         Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 1998, the five largest industry sectors by turnover among domestic securities were banking with 12% of the aggregate market value of domestic market securities, oil with 10%, pharmaceuticals with 9%, telecommunications with 8% and retailing with 5.%. In 1998, the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 16.3% of the aggregate market value of listed and SEAQ International quoted securities, Germany with 16.0%, Switzerland with 11.6%, Italy with 11.0%, and The Netherlands with 10.6%.

         Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 1998, 259.4 billion domestic shares and 574.7 billion foreign shares were traded as compared with 155.4 billion and 34.8 billion, respectively in 1991. At the end of 1998, the market value of listed domestic companies and foreign companies increased to 1,422.5 billion Pounds and 2,804.6 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

         Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6663.8 on May 4, 1999. On October 15, 1999, the FT-SE 100 closed at 5907.3.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

         The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through
the Treasury.   A system of self regulating organizations
("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the

London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

         On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan is to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan calls for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on June 1, 1998. The most recent version of legislation implementing the proposed consolidation of the SROs into the FSA, which is more complex and more controversial, was introduced in the House of Commons on June 17, 1999 and is expected to become law by mid-2000.

         The European Union's Investment Services Directive ("ISD") will, with the various banking directives, provide the framework for a single market in financial services in Europe. Authorized firms will be able to operate on the basis of one authorization throughout Europe. Member states were given until January 1, 1996 to implement the ISD. As of October 1998, all member states, including the United Kingdom, had implemented the ISD, with the exception of Luxembourg, which is in the process of doing so.

         Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

         The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

____________________________________________________________

                           APPENDIX D:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of
          (A) and (B) to be determined by Merrill
          Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an
          "Active Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."











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